NBT Bancorp Inc.

June 2020 Investor Deck

Speakers & Key Management



John Watt
President, CEO & Director

- Has 34 years of experience in financial services.
- Joined NBT Bank in 2014 following the sale of Alliance Financial Corporation to NBT
- Played a leadership role in NBT's strategic expansion in New England, establishing a regional presence in Portland, Maine.
- In 2016, he became President and CEO of NBT Bancorp Inc.
- Prior to joining NBT, Watt was employed by JP Morgan Chase and its predecessors where he held a number of roles in commercial banking.
- Earned his bachelor's degree from Rutgers University and his Juris Doctor from George Washington University.



John Moran
EVP & Chief Financial Officer

- 20+ years of experience in the financial services industry.
- Prior to joining NBT, Moran was Senior Vice President and Director of Corporate Development & Strategy for Old National Bancorp, a $20 billion financial services holding company
- Previously employed by Macquarie Capital from 2010 to 2017 and, prior to that, by Cohen & Company and Ryan Beck & Co.
- Moran earned a BA and MBA from Rutgers University and his MS in Real Estate Development from Columbia University.
- He is a CFA Charterholder.



Amy Wiles
EVP & Chief Credit & Risk Officer

- Has over 35 years of experience in banking.
- Joined NBT in 2015 as Senior Vice President and Chief Credit Officer.
- In 2017, she assumed the additional role of Chief Risk Officer and now provides leadership for NBT's Credit Administration and Risk Management Divisions.
- Prior to joining NBT, served as EVP and Group Credit Exec. for Key Bank's Community Bank, prior to that had 25 years at JPM Morgan
- Earned her bachelor's degree from Colgate University and her MBA from the University of Pennsylvania's Wharton School of Business.

Overview

About NBT Bancorp

Strategic Initiatives

Financial Performance & Credit

Appendix

NBT BANCORP

Preliminary Term Sheet

Issuer:	NBT Bancorp Inc. (NASDAQ: NBTB)
Security Offered:	Holding Company Fixed-to-Floating Rate Subordinated Debt Due 2030
Rating[1]:	BBB Kroll Bond Rating Agency
Format:	SEC Registered
Term:	10 Years
Call Date:	5 Years
Use of Proceeds:	General corporate purposes and investments in NBT Bank, National Association as regulatory capital
Joint Book-Running Managers:	Keefe, Bruyette & Woods, *A Stifel Company* (billing & delivery) Piper Sandler

(1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Company Profile



Burlington
ME
VT
NH
Portland
Rochester
Syracuse
Albany
NY
MA
Boston
Hartford
CT
RI
Stamford
PA
NJ
Pittsburgh
New York

Financial Highlights

- **Assets: ~$10.0bn**
- **Gross Loans: ~$7.2bn**
- **Deposits: ~$7.9bn**
- **Wealth AUM/A[3]: $4.5bn/$6.6bn**
  EPIC AUA[4]: $18.9bn
- **MRQ PPNR ROAA: 1.84%**

Company Overview

95th Largest Publicly-Traded Bank (Assets) [1]

Headquarters	Norwich, NY
Founded	1856
Ticker	NASDAQ: NBTB
Market Cap	$1.5bn
Branches	146
Institutional Ownership [2]	58%
3Mo. ADTV	201,071
52 Week H/L	$41.50 / $26.32
Management:	
Chairman	Martin Dietrich
CEO	John Watt
CFO	John Moran







Lines of Business

COMMERCIAL

- C&I and CRE Lending
- SBA Lending
- Cash Management
- Card & Payment Services

CONSUMER

- Retail banking with 146 branching locations and 199 ATMs
- Online & Mobile Banking
- Business Banking
- Home Lending
- Personal Lending
- Indirect Auto Lending
- Secured and Unsecured Consumer Loans including patient finance and solar financing

FEE BUSINESSES

- Retirement Plan Admin / Custody Services
- Business, Personal and Life Insurance
- Institutional Wealth Management
- Brokerage and Advisory Services
- Trust Services

Source: S&P Global Market Intelligence & company documents
Note: Data as of the quarter ended 3/31/20; Market data as of 6/5/20
Note: Non-GAAP reconciliation for PPNR ROAA (Pre-provision net revenue return on average assets) on pages 38-41
(1) Excludes savings institutions, thrifts and mutual holding companies
(2) Per Nasdaq; Data as of 6/12/20
(3) Assets under management and assets under administration in wealth management; excludes EPIC
(4) Assets under administration in EPIC, includes ABG

Key Highlights

- High performing, community-focused bank that's large enough to matter but small enough to remain nimble
- Consistent track record of organic growth selectively balanced with bolt-on and bite-sized acquisitions
- Low cost, sticky, core deposits with dominant shares in "Hometown" markets that support growth in more dynamic New England markets
- Conservative credit culture has produced strong asset quality and minimized "through-the-cycle" losses
- Diversified fee income, including a niche business with high recurring revenues
- Multi-year commitment to technology supports corporate agility and digital transformation in challenging times

Market Detail

Core Markets (1)

Central, Eastern and Upstate NY and Northeastern PA

- NBTB holds significant market share in core / hometown markets
  - Approximately 50% of deposits are located in counties where NBTB has at least a 20% market share
  - 97.1% of deposits come from counties where NBTB holds a top 10 rank
  - Approximately 75% of deposits come from counties where NBTB holds a top 5 rank
- Robust 6.7% Y/Y deposit growth in core markets[3]
- Deposits generated from long-duration relationships
- Solid core funding generates low-cost valuable funding source:
  - Most recent quarter Cost of Deposits of 0.47% vs. peer[4] average of 0.80%
  - Significant portion of noninterest bearing deposits to total deposits (31% of the total portfolio compared to the average peer[3] composition of 22%)
- Upstate NY has rural, mature demographic with high loyalty to NBT brand and somewhat fewer competitors vs. more metro markets

Expansion Markets (2)

New England De Novo

- Dynamic markets with attractive demographics present a runway for growth
  - Opportunity to sell whole bank - leverage wealth management, insurance and all other financial products
- One of only a few $10bn banks in New England (most are either much larger or smaller)
- Vermont
  - Market share dominated by larger banks. Opportunity for locally-focused bank
  - $536mm in total loans, $150mm in total deposits
- Massachusetts
  - Strong retail team to leverage increasing commercial relationships
  - Positioned to take advantage of future market disruption
- New Hampshire
  - Strong entrepreneurial economy with close proximity to Boston
  - No income or sales tax
  - $660mm in total loans
  - 70% growth since 2017
- Maine
  - Anticipated disruptions and acquisition opportunities
  - $419mm in total loans, $36mm in total deposits
- Connecticut
  - Small business and retail opportunities
  - Acquisition activity creating market disruption

Source: S&P Global Market Intelligence & company documents
(1) Deposit data as of 6/30/19
(2) Data as of 2019 year-end
(3) For "Core Markets" only as of 3/31/20; Based on total deposits net of municipal and time deposits
(4) Data as of the quarter ended 3/31/20; Peer Group information on page 37

COVID-19 Response

- In response to the COVID-19 pandemic, NBTB immediately created an Executive Task Force and engaged its established Incident Response Team under its Business Continuity Plan to execute a comprehensive pandemic response plan.
- NBTB has taken significant to address the needs of our impacted customers and employees.

Employees

- 90% of non-branch staff working remotely
- Adopted health and safety precautions in our branches
- Offered additional leave for health and childcare needs
- Redeployment of personnel

Customers

- 82% of branches kept open
- Branch activity restricted to drive-up transactions
- Offered payment deferrals and forbearance
- Optimized digital platform

SBA Paycheck Protection Program

- Approximately 3,000 loans secured for over $540mm in relief
- Less than 40 loans with amounts greater than $2mm
- Helping to retain over 61,000 workers
- Average loan size: $185,000

Path Towards Reopening

- NBT Forward committee charged with managing employee/customer safety through staged reopening
- Five focus areas: employee wellbeing; alternate work plans; physical workspace; working with customers & vendors; policies, training & communications
- Portions of New England franchise likely first to open; upstate NY opening faster than Manhattan/NYC metro area

Responsive → Technology Enabled

Overview

About NBT Bancorp

Strategic Initiatives

Financial Performance & Credit

Appendix

NBT BANCORP

Our Strategic Initiatives

1

CONTINUE OUR EXISTING GROWTH STRATEGY

- New England Expansion
- Organic Growth
- Disciplined Acquisitions

2

CONTINUE TO AUGMENT OUR FEE BUSINESSES

- Continue Growth in Insurance and Wealth Management Businesses

3

CONTINUING OUR TRANSFORMATIVE DIGITAL EVOLUTION

- Enhance Employee and Customer Experience Though Our Digital Initiatives
- Continue to Execute our Technology Road Map

New England Expansion

Why New England?

Banking Environment

- Larger financial institutions dominate market share
- Market disruption creates opportunities
- Opening for locally-focused bank with larger lending capacity

Market Dynamics[1]

- Lower unemployment
- Higher number of businesses per county
- Higher population density
- Higher median household income
- Lift from greater Boston economic growth

Financial Overview / YOY Growth

$1.7bn Total Loans	**+24%** Loan Growth
$450mm Total Deposits	**+8%** Growth in Deposits
$748mm AUM / AUA	**+19%** Growth in Assets Under Management / Administration



Burlington
ME
VT
NH
Portland
MA
Boston
CT
Hartford
RI

NBTB's New England franchise represents 18% of assets and one-quarter of the Bank's total loan portfolio

Source: Company documents
Note: Financial data as of 12/31/2019
(1) As compared to core markets defined on page 7

Disciplined Acquirer and Proven Integrator

1

- Completed 7 whole-bank, 7 branch and 8 fee income business acquisitions since 2000
- Achieved or exceeded targeted cost saves
- Retained key personnel
- High retention rates in loans and deposits with bank and branch deals
- Successful integration of systems
- Non-bank acquisitions diversify revenue, expand capabilities and build scale

Recent Acquisitions



2012
HampshireFirst Bank
Assets of $250 Million
Manchester, NH
2013
Alliance Bank
Assets of $1.4 Billion
Syracuse, NY
2015
TPA
Third Party Administrators
$850 Million*
Bedford, NH
2016
ADS
Actuarial Designs & Solutions
An Epic Company
$793 Million*
Scarborough, ME
Columbia Ridge Capital Management
$152 Million*
Johnson City, NY
2017
Downeast Pension Services, Inc.
$2.5 Billion*
New Gloucester, ME
2018
RPS Benefits
Focused on the Right Things
$3.1 Billion*
St. Louis, MO
2020
ABG
Helping People Retire
$3.5 Billion*
Peoria, IL
Bank Acquisitions
Fee Income Business Acquisitions

*Assets Under Administration

Focus on Fee-Based Businesses

Q1 2020 Fee Income Composition (1) (%)


Wealth Management
20.1%
Insurance
11.8%
BOLI
3.8%
Other
15.2%
Service Charges
11.0%
ATM & Debit Card
16.2%
Retirement Plan
Administration Fees
21.9%

Key Fee Revenue Verticals Over Time (2) ($mm)


$56
$57
$59
$63
$71
$75
$17 $26 $12
$17 $27 $14
$17 $26 $16
$15 $28 $20
$15 $29 $27
$16 $28 $30
2014 2015 2016 2017 2018 2019
Retirement Plan Admin. Fees
Wealth Management
Insurance

$36.2 Million Total Noninterest Income (1)

Up 7.3% Compared to 2019Q1

Noninterest Income to Total Revenue (1) was 32% compared to peer median at 22%

Source: S&P Global Market Intelligence & company documents; Data as of the quarter ended 3/31/20; Peer Group information on page 37

(1) Fee income referred to as noninterest income excluding gain/losses on sale of securities and equity investments

(2) Does not represent all fee income

Digital Evolution

NBT operates with a **customer-first digital mindset**.

- Informed by data
- Embedded in our culture
- Focused on agility and innovation
- Driven by our business lines and customer needs

This mindset is **transforming the experience** we deliver now and into the future.

Customer Experience		Employee Experience
Data	Insights	Engagement
Digital		

Infrastructure
- Virtualization and Cloud Environment
- Enhanced Resiliency and Cybersecurity
- Agile and Scalable Core Systems

Operational Efficiencies
- Robotic Process Automation
- Streamlining Business Process Management
- Self-Service Transactions

Agile Development
- Digital Banking Services
- APIs and Configurable Platforms
- Fintech Partnerships

Data Analytics
- Governance Program
- Centralization of Data Management

Technology Roadmap:

- 2019 Digital Investment Solution*
- Digital Banking & Online Account Opening 2019-2020
- 2020 Business Banking
- Home Lending 2020
- 2020-2021 Payments
- Commercial Loan Origination 2020-2021

Creating Efficiencies + Increasing Scalability + Speed to Market + Flexibility & Accessibility + Frictionless Delivery

*Advisory services are offered through NBT Capital Management, a registered investment adviser. NBT Bank is not registered as an investment adviser. Investment adviser representatives of NBT Capital Management offer products and services using the name NBT Capital Management and may also be employees of NBT Bank. These products and services are being offered through NBT Capital Management, which is a separate entity from NBT Bank. Advisory services offered through NBT Capital Management are:

Not Insured by FDIC or Any Other Government Agency	Not Bank Guaranteed	Not Bank Deposits or Obligations	May Lose Value

Overview

About NBT Bancorp
Strategic Initiatives
Financial Performance & Credit
Appendix

Track Record of Consistent Growth

Total Assets ($bn)



$7.7
$7.8
$8.3
$8.9
$9.1
$9.6
$9.7
$10.0
2013
2014
2015
2016
2017
2018
2019
Q1 '20

Gross Loans ($bn)



$5.4
$5.6
$5.9
$6.2
$6.6
$6.9
$7.1
$7.2
2013
2014
2015
2016
2017
2018
2019
Q1 '20

Fee Income [(1)] ($mm)



$101.8
$106.5
$111.2
$116.4
$118.6
$131.1
$139.8
$144.9
2013
2014
2015
2016
2017
2018
2019
Q1 '20 (2)

Deposits ($bn)



$5.9
$6.3
$6.6
$7.0
$7.2
$7.4
$7.6
$7.9
2013
2014
2015
2016
2017
2018
2019
Q1 '20

Source: S&P Global Market Intelligence & company documents
(1) Fee income referred to as noninterest income excluding gain/losses on sale of securities and equity investments
(2) Annualized

Strong and Stable Profitability



FTE Pre Provision Net Revenue ROAA (%)
1.76%
1.73%
1.68%
1.72%
1.78%
1.86%
1.90%
1.84%
2013
2014
2015
2016
2017
2018
2019
Q1 '20



FTE Pre Provision Net Revenue ROAE (%)
26.2%
23.7%
22.6%
23.9%
24.2%
25.2%
23.3%
21.3%
2013
2014
2015
2016
2017
2018
2019
Q1 '20



Net Interest Margin FTE (%)
3.66%
3.61%
3.50%
3.43%
3.47%
3.58%
3.58%
3.52%
2013
2014
2015
2016
2017
2018
2019
Q1 '20



Efficiency Ratio (%)
61.7%
61.7%
62.3%
60.1%
59.6%
59.4%
59.0%
59.8%
2013
2014
2015
2016
2017
2018
2019
Q1 '20

Source: S&P Global Market Intelligence & company documents
Note: Non-GAAP reconciliations on pages 38-41

Financial Highlights

Dollars in Millions Except Per Share Data	Three Months Ended March 31, 2020	 2019	Twelve Months Ended December 31, 2019	 2018
Pre-Provision Net Revenue [1]	$44.9	$43.5	$182.1	$174.2
PPNR ROAA	1.84%	1.83%	1.90%	1.86%
Net Income	$10.4	$29.1	$121.0	$112.6
Earnings Per Share	$0.23	$0.66	$2.74	$2.56
ROAA	0.43%	1.23%	1.26%	1.20%
ROATCE	5.23%	16.25%	15.87%	16.72%
Net Interest Margin	3.52%	3.64%	3.58%	3.58%
Tangible Book Value Per Share	$18.96	$17.02	$19.03	$16.66
Tangible Common Equity to Tangible Assets	8.55%	8.06%	8.84%	7.85%

Tangible Book Value Per Share up 11.4% from 2019Q1

Source: S&P Global Market Intelligence & company documents
Note: Non-GAAP reconciliations for PPNR, PPNR ROAA, ROATCE, Net Interest Margin, Tangible Book Value Per Share and Tangible Common Equity to Tangible Assets on pages 38-41
(1) Pre-Provision Net Revenue shown on fully taxable equivalent basis

Strong Asset Quality

Net Charge-offs



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
0.50
0.40
0.30
0.20
0.10
0.00
$6,907
$6,517
$6,124
$5,404
$5,639
0.40
0.37
0.35
0.31
0.31
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Net Charge-offs ($000)
NCOs/ Avg Loans (%)

Nonperforming Loans(1)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
0.50
0.40
0.30
0.20
0.10
0.00
$28,967
$27,056
$32,965
$28,891
$32,252
0.42
0.39
0.47
0.40
0.45
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Nonperforming Loans ($000)
NPLs / Loans (%)

Nonperforming Assets(2)



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
0.80
0.70
0.60
0.50
0.40
0.30
$42,490
$41,458
$41,359
$41,163
$47,355
0.62
0.59
0.59
0.58
0.65
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Nonperforming Assets ($000)
NPAs/ Loans & OREO (%)

Loan Loss Reserves



$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
$71,405
$72,165
$72,365
$72,965
$100,000
1.04
1.03
1.03
1.02
1.38
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Loan Loss Reserve ($000)
Reserves/ Loans (%)

Source: S&P Global Market Intelligence & company documents

(1) NBTB nonperforming loans exclude performing TDRs

(2) Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and foreclosed or repossessed assets

History of Prudent Credit Culture

15-year Cumulative NCOs / Avg. Loans vs. Banking Industry (%)



Financial Crisis
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
NBTB
Banking Industry

15-Year Peak NCOs / Avg. Loans (%)		
	15-Yr. Peak	Peak Year
NBTB	0.77%	2007Y
Banking Industry	2.67%	2009Y

CRE / Total Loans [1] (%)



CRE / TRBC [1] (%)
166%
253%
34.5%
24.0%
NBTB
Peer Average [2]

Source: S&P Global Market Intelligence & company documents
Note: Banking industry metrics based on data for all Commercial Banks per S&P Global & FDIC
(1) Commercial real estate per definition in regulatory guidance includes non-owner occupied real estate, multifamily loans, construction and development loans and loans to finance commercial real estate, construction and land development activities not secured by real estate; Data as of the quarter ended 3/31/20
(2) Peer Group information on page 37

Capital Strength



Illustrative Pro Forma HoldCo Total Capital(1)
14.6%
16%
13%
10%
7%
4%
12.4%
12.4%
12.8%
13.5%
13.4%
10.0%
10.1%
10.5%
11.3%
10.9%
9.1%
9.1%
9.5%
10.3%
10.0%
7.4%
7.6%
7.9%
8.8%
8.5%
12/31/2016
12/31/2017
12/31/2018
12/31/2019
3/31/2020
Tier 1 Leverage Ratio
CET 1 Ratio
Total Capital Ratio
Tangible Equity/Tangible Assets

Source: S&P Global Market Intelligence & company documents
Note: Non-GAAP reconciliation for Tangible Equity/Tangible Asset on pages 38-41
(1) Assumes offering of $100 million of holding company subordinated debt

Low Cost Deposit Franchise

Total Deposits: $7.9bn



Time Deposits 11%
Demand (Noninterest Bearing) 31%
Savings, NOW & Money Market 58%

Cost of Deposits (%) / Total Deposits ($bn)



Deposits
Cost of Deposits
$7.4
0.22%
$7.3
0.28%
$7.4
0.33%
$7.4
0.37%
$7.6
0.47%
$7.6
0.54%
$7.7
0.56%
$7.6
0.53%
$7.9
0.47%
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20

Source: S&P Global Market Intelligence & company documents
(1) Peer Group information on page 37; Data per S&P Global Market Intelligence
(2) "Core deposits" defined as total deposits less all time deposits per S&P Global Market Intelligence

Portfolio Highlights

- Significantly lower funding costs compared to comparable franchises
  - Most recent quarter cost of deposits of 0.47% vs. peer average of 0.80%(1)
  - Significant portion of noninterest bearing deposits to total deposits (31% of the total portfolio compared to the average peer composition of 22%(1))
- Meaningful noninterest bearing deposit growth
  - 2014FY – Q1' 20 CAGR of 5.40% for demand deposits (noninterest bearing deposits)
- Core deposits(2) represent 89% of total funding vs. peer average of 81%(1)
- Well-established, low-cost deposit franchise
  - Targeted exception pricing drove deposit cost lag in rising-rate environment
  - Quick action in March and April should propel cost significantly lower in Q2

Interest Rate & Liquidity Risk

Interest Rate Risk Position [1]

- Loan Portfolio:
  - 59% Fixed / 41% Adj/Floating
- Deposit Repricing Information:
  - $85 - $90mm CDs re-price each quarter through Q4
  - Exception-priced MMDA rates reduced in March and April
- Offsets to Low Rate Environment: $810mm floating/adjustable loans with floors & resets
  - $248mm loans with in-the-money interest rate floors
  - $518mm loans with interest rate floors out-of-the-money
  - $44mm loans at teaser rate expected to reset higher by approximately 70 bps
- Investments:
  - 3.8 year modified duration, 1.8% of portfolio is floating rate

Liquidity [2]

- Significant excess liquidity from stimulus payments and PPP loan disbursements
  - Deposits up $718mm in April; loans up $365mm
  - $270mm in excess reserves at Fed on 4/30/20
- Loan-to-Deposit Ratio of 92%[1]
- Available lines of credit[1]:
  - $1.35bn FHLB (secured)
  - $0.82bn Fed discount window (secured)
  - $0.25bn Fed funds (unsecured)
  - $0.5bn available through PPP Liquidity Facility

Loan and Deposit Mix [1]

Loans



Adj / Floating
41.0%
Fixed
59.0%

Deposits



Time Deposits
11%
Demand (Noninterest Bearing)
31%
Savings, NOW & Money Market
58%

NBTB Interest Rate Sensitivity as of 3/31/2020

	Net Interest Income	
Change in Interest Rates	% Change From Base	Policy Limit
Up 200 bps	0.61%	7.5 %
Up 100 bps	1.83%	7.5 %
Down 100 bps	(0.54%)	7.5 %
Fwd. Curve	0.38%	N/A

Source: Company documents
(1) Data as of 3/31/20
(2) Data as of 4/30/20 unless specified otherwise

Diversified Loan Portfolio

Total Loans: $7.2bn



Indirect Auto 16%
Specialty Lending 7%
Home Equity 6%
Other Consumer 1%
Commercial & Industrial 18%
Non Owner Occupied CRE 24%
Owner-Occupied CRE 8%
Residential Real Estate 20%

Yield on Loans (%) / Total Loans ($bn)



Total Loans
Yield on Loans (%)
$6.6
$6.9
$6.9
$6.9
$6.9
$7.0
$7.0
$7.1
$7.2
4.34%
4.41%
4.49%
4.56%
4.68%
4.69%
4.61%
4.49%
4.42%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20

Source: S&P Global Market Intelligence & company documents; Data as of the quarter ended 3/31/20

Portfolio Highlights

- Q1'19-Q1'20 Loan Growth 5.2%
- Non-owner Occupied CRE at 166% to Total Capital
- Commercial (includes C&I & CRE)
  - 25.6% fixed
  - 26.1% variable (e.g., 10-yr fixed for 5 years)
  - 48.3% floating
- Residential Mortgages
  - 94.1% fixed
  - 5.9% ARMs
- Consumer Loans (includes indirect auto, home equity, specialty consumer lending and other)
  - 11.9% floating
  - 88.1% Fixed
- Average FICO in Home Equity portfolio of 759
- Average FICO in Indirect Auto portfolio of 750
- Average FICO in Residential Real Estate portfolio of 759

Commercial Loan Portfolio Detail

Owner Occupied CRE ($580 million)(1)


Restaurants 6.3%
Rental Real Estate 5.1%
Theaters, Amusements, Gaming, etc. 6.8%
Construction Trade 6.5%
Wholesalers 6.8%
Automotive Retailers 11.9%
Manufacturing 9.5%
Agriculture 0.1%
General Retailers 11.8%
Education 5.5%
Accommodations 0.7%
Medical 11.6%
All Other Industries 17.4%

Non-Owner Occupied CRE ($1.7 billion)(1)


Business Banking 8%
Other 1%
Construction 5%
Apartment 32%
Retail 17%
Accomodations 7%
Office 23%
Manufacturing / Warehouse 6%

Commercial and Industrial ($1.3 billion)(1)


All Other Industries 27.7%
Education 2.4%
Medical 5.5%
Accommodations 2.0%
Agriculture 8.8%
General Retailers 4.3%
Automotive Retailers 2.8%
Manufacturing 8.6%
Theaters, Amusements, Gaming, etc. 2.8%
Wholesalers 9.6%
Restaurants 2.0%
Construction Trade 9.7%
Rental Real Estate 13.8%

Retail

- 24% Building materials / home centers
- 19% Gasoline & C-Stores
- 15% Grocery Stores & Pharmacies
- 10% Home furnishings

Source: Company documents
(1) Data as of 3/31/2020

Consumer & Residential Portfolio Detail

Consumer Lending Portfolio: $3.7 billion as of 3/31/20


Direct Consumer
2%
Home Equity
12%
Specialty
Lending
15%
Resi Real
Estate
39%
Indirect Auto
32%

Category	Consumer Lending Portfolio Metrics Total Outstan. ($000s)	# of Accounts	Avg. Balance	wAve Max FICO	Avg. DTI
Resi Real Estate	$1,446,676	11,723	$123,405	759	35
Indirect Auto	$1,184,888	75,535	$15,687	750	30
Specialty Lending	$539,378	33,329	$16,183	764	24
Home Equity	$431,536	13,869	$31,115	759	34
Direct Consumer	$64,157	30,399	$2,110	749	33

Source: Company documents

Payment Deferrals

Bank Wide Deferrals as of 5/18/2020



Business Banking 13%
Consumer 14%
$1.1bn
Commercial 60%
Home Lending 12%

Loan Category	Booked / Pending Deferrals ($000s)	% of Total Deferrals
Commercial	$634,916	60%
Home Lending	$126,506	12%
Consumer	$152,112	14%
Business Banking	$138,346	13%
Total	$1,051,880	

Deferred Portion / Total Loan Portfolio Balance as of 4/30/20[1]



$ shown in 000s
$3,022,890
21%
$1,861,604
7%
$1,758,576
9%
$575,117
24%
Commercial
Home Lending
Consumer
Business Banking

Loan Type	# of Loans	% of Outstanding Portfolio
Commercial	952	21%
Home Lending	991	7%
Consumer	7,563	9%
Business Banking	1,180	24%
Total	10,686	15%

Source: Company documents
Note: Business banking represents commercial loans with balances <$1mm
(1) Excludes PPP loans

Sectors with Escalated Monitoring



$7.2bn Total Loans Outstanding as of 3/31/20
Remaining Portfolio 90.5%
Automotive 1.5%
Retailers 1.7%
Restaurants / Entertainment 1.9%
Healthcare 2.0%
Accommodations 2.4%

Industry	% of Total Loans	Loan Balance [1]	Deferrals [2] % Indust.
Accommodations	2.4%	$173,682	67%
Healthcare	2.0%	143,613	18%
Restaurants / Entertainment	1.9%	138,946	45%
Retailers	1.7%	124,910	18%
Automotive	1.5%	105,348	36%
Total	**9.5%**	**$686,499**	
Total Loans		**$7,247,383**	

Source: Company documents
(1) Loan balances as of 3/31/20
(2) Deferral rate as of 5/18/20; Deferrals as a % of total industry exposure in Commercial and Business Banking portfolio

Consistent Profitability Backed by Strong and Diversified Balance Sheet

PPNR Profitability, Capital, Reserves

- Strong PPNR ROAA (1.84% in 2020Q1) to support capital generation and absorb any potential loan losses
- Diversified fee income sources from niche businesses with recurring revenue streams (2020Q1 Noninterest income / total revenue: 32%)
- Capital ratios significantly in excess of well capitalized minimums (2020Q1 CET1 ratio 10.9%)
- After CECL adoption: Reserves / Loans 1.38%; Reserves / NPLs 310%
- Tangible Book Value per Share up 11.4% from 2019Q1

Diversified and Resilient Loan Portfolio

- Core markets in Upstate NY saw less COVID impact than NYC metro area
- Well diversified across commercial, residential and consumer segments
- Sectors with increased COVID monitoring 9.5% of portfolio
- Consumer segment average FICO score 750 or greater

Strong Franchise, Low-cost Funding, Ample Liquidity

- Low-cost funding source; 0.47% cost of deposits
- 92% loan-to-deposit ratio
- 89% core deposits[1]; 31% noninterest bearing deposits
- Approximately 75% of deposits come from counties where NBTB holds a top 5 rank
- Approximately $3bn of available liquidity as of 4/30/2020 based on various sources including available borrowing capacity

Source: S&P Global Market Intelligence & company documents; Data as of the quarter ended 3/31/20
Note: Deposit data as of 6/30/2019; Non-GAAP reconciliations on pages 38-41
(1) "Core deposits" defined as total deposits less all time deposits per S&P Global Market Intelligence

Overview

About NBT Bancorp
Strategic Initiatives
Financial Performance & Credit
Appendix

NBT BANCORP

Credit Rating Profile

Kroll Ratings as of 6/10/2020

Kroll Bond Rating Agency ("KBRA") Credit Profile

Entity / Type	Rating	Outlook
NBT Bancorp Inc.		
Senior Unsecured Debt	BBB+	Stable
Subordinated Debt	BBB	Stable
Short-Term Debt	K2	N/A
NBT Bank, National Association		
Senior Unsecured Debt	A-	Stable
Subordinated Debt	BBB+	Stable
Short-Term Deposit	K2	N/A
Short-Term Debt	K2	N/A

Historical Interest Coverage & Double Leverage

$ Shown in millions	For the Twelve Months Ended,				Quarter Ended,		
	12/31/2016	12/31/2017	12/31/2018	12/31/2019	3/31/2020	3/31/20 PF (1)	
Double Leverage							
Bank-Level Equity	$956.1	$995.7	$1,057.8	$1,141.9	$1,150.2	$1,238.3	
Consolidated Equity	913.3	958.2	1,017.9	1,120.4	1,112.2	1,112.2	
Double Leverage Ratio	105%	104%	104%	102%	103%	111%	
Interest Coverage							
Earnings:							
Income From Continuing Operations Before Taxes	$118.8	$128.2	$137.0	$155.4	$12.1	$10.8	
(+) Borrowings Interest (inc. TruPS)	8.1	11.4	16.5	16.0	3.1	3.1	
(+) Subordinated Debt Interest (1)	0.0	0.0	0.0	0.0	0.0	1.3	
Earnings (Before Corporate Debt Interest)	**$126.9**	**$139.6**	**$153.5**	**$171.4**	**$15.2**	**$15.2**	A
(+) Interest on Deposits	14.4	14.5	22.1	40.0	9.1	9.1	
Earnings (Before Corporate Debt & Deposit Interest)	**$141.3**	**$154.1**	**$175.6**	**$211.4**	**$24.3**	**$24.3**	B
Interest Expense:							
Borrowings Interest (inc. TruPS)	$8.1	$11.4	$16.5	$16.0	$3.1	$3.1	
Subordinated Debt Interest (1)	0.0	0.0	0.0	0.0	0.0	1.3	
Interest Expense, Excluding Interest on Deposits	**$8.1**	**$11.4**	**$16.5**	**$16.0**	**$3.1**	**$4.4**	C
Interest on Deposits	14.4	14.5	22.1	40.0	9.1	9.1	
Interest Expense, Including Interest on Deposits	**$22.5**	**$25.9**	**$38.6**	**$56.0**	**$12.2**	**$13.5**	D
Interest Coverage (Ex. Deposit Interest Expense) - A / C	**15.6x**	**12.2x**	**9.3x**	**10.7x**	**4.9x**	**3.4x**	
Interest Coverage (Inc. Deposit Interest Expense) - B / D	**6.3x**	**5.9x**	**4.5x**	**3.8x**	**2.0x**	**1.8x**	

Source: S&P Global Market Intelligence

(1) Assumes 5.25% coupon and $100mm subordinated debt issuance for illustrative purposes

Securities Portfolio Detail

High Quality, Liquid Securities Portfolio - $1.6bn at Fair Value


State & Municipal 11%
Gov.-sponsored enterprises 39%
U.S. Gov. agency securities 16%
Gov.-sponsored enterprises 30%
U.S. Gov. agency securities 4%
PORTFOLIO COMPOSITION:
Mortgage-Backed: 43%
Collateralized Mortgage Obligations: 46%
State & Municipal: 11%

	Held to Maturity Securities Portfolio				AFS Securities
($ in Thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	Estimated Fair Value
Mortgage-Backed:					
Gov.-sponsored enterprises	$151,588	$7,020	–	$158,608	$480,820
U.S. Gov. agency securities	12,236	815	–	13,051	51,303
Collateralized Mortgage Obligations:					
Gov.-sponsored enterprises	171,397	5,990	–	177,387	317,959
U.S. Gov. agency securities	105,704	4,133	–	109,837	148,279
State & Municipal:					
State & Municipal	180,434	3,127	119	183,442	2,619
Total	**$621,359**	**$21,085**	**$119**	**$642,325**	**$1,000,980**

Source: S&P Global Market Intelligence & company documents; Data as of the quarter ended 3/31/20

CECL Implementation

Reserves/Loans by Segment

Loan Type	12/31/2019	CECL Accounting 1/1/2020	CECL Accounting 3/31/2020
Commercial & Industrial	0.96%	0.98%	1.43%
Commercial Real Estate	1.02%	0.74%	1.10%
Residential Real Estate	0.27%	0.83%	0.99%
Auto	0.83%	0.78%	1.08%
Other Consumer	3.74%	3.66%	4.00%
Total	**1.02%**	**1.07%**	**1.38%**

3/31/2020 Loan Loss Reserve Build



$72,965
$3,034
$75,999
$29,640
$8,226
$2,587
$100,000
EoP Reserve - 12/31/2019
(+) Day 1 CECL Adjustment
Reserve 1/1/2020
(+) Provision Expense
(-) Charge-Offs
(+) Recoveries
EoP Reserve - 3/31/2020

Source: Company documents

Performance to Peer Group

	Three Months Ended 3/31/2020		
	NBTB	Peer Median	Peer Average
Performance Ratios			
PPNR ROAA	1.84%	1.59%	1.53%
Core ROAE (1)	4.13%	5.59%	4.45%
Core ROATCE (1)	5.53%	8.06%	6.54%
Net Interest Margin	3.52%	3.50%	3.33%
Fee Income / Revenue (2)	31.9%	22.1%	21.0%
Efficiency Ratio	59.8%	58.7%	60.1%
Loans / Deposits	92.2%	94.7%	96.7%
Market Ratios*			
Current Market Price ($)	$33.80	--	--
Price / 2021E EPS (3)	15.4x	13.4x	13.8x
Price / TBV	178.3%	125.2%	133.0%
Current Dividend Yield	3.2%	4.3%	4.0%

* Market data as of 6/5/2020
Source: S&P Global Market Intelligence & company documents; Peer Group Information is on page 37
Note: Peer data shown as reported; Non-GAAP reconciliations on pages 38-41
(1) Core Income excludes extraordinary items, non-recurring items, amortization of intangibles/goodwill impairment and gains/losses on sale of securities as calculated by S&P Global Market Intelligence
(2) Fee income referred to as noninterest income excluding gain/losses on sale of securities and equity investments
(3) Per FactSet consensus estimates

Payroll Protection Program

- 2,950 total approved PPP Loans for a total of $541 million through May 18, 2020
- Average loan size of $184,000

2,950 Total Approved PPP Loans[1]

# of PPP Loans by Loan Size



$5mm+ 0.1%
$2mm-$5mm 1.1%
$1mm-$2mm 2.4%
$750k-$1mm 1.4%
$500k-$750k 3.3%
$250k-$500k 7.6%
<$250k 84.1%

$541mm Approved PPP Loans [1]

$ of PPP Loans by Loan Size



$5mm+ 5.0%
<$250k 27.4%
$2mm-$5mm 18.0%
$1mm-$2mm 18.2%
$750k-$1mm 6.2%
$500k-$750k 10.9%
$250k-$500k 14.3%

Source: Company documents
(1) Data as of 5/18/2020

Peer Group

Name	HQ City	State	Ticker
Berkshire Hills Bancorp, Inc.	Boston	MA	BHLB
Brookline Bancorp, Inc.	Boston	MA	BRKL
First Busey Corporation	Champaign	IL	BUSE
Community Bank System, Inc.	Dewitt	NY	CBU
Customers Bancorp, Inc.	Wyomissing	PA	CUBI
First Commonwealth Financial Corporation	Indiana	PA	FCF
First Financial Bancorp	Cincinnati	OH	FFBC
Flushing Financial Corp.	Uniondale	NY	FFIC
First Midwest Bancorp, Inc.	Chicago	IL	FMBI
First Merchants Corporation	Muncie	IN	FRME
Independent Bank Corp.	Rockland	MA	INDB
Northwest Bancshares, Inc.	Warren	PA	NWBI
OceanFirst Financial Corp.	Toms River	NJ	OCFC
Provident Financial Services	Jersey City	NJ	PFS
Park National Corporation	Newark	OH	PRK
1st Source Corporation	South Bend	IN	SRCE
S&T Bancorp, Inc.	Indiana	PA	STBA
Tompkins Financial Corporation	Ithaca	NY	TMP
TriState Capital Holdings, Inc.	Pittsburgh	PA	TSC

Reconciliation of Non-GAAP Measures

(Dollars in Thousands)	1Q2020	1Q2019	2019	2018	2017	2016	2015	2014	2013
Net Income	$ 10,368	$ 29,127	$ 121,021	$ 112,566	$ 82,151	$ 78,409	$ 76,425	$ 75,074	$ 61,747
Income Tax Expense	1,715	8,118	34,411	24,436	46,010	40,392	40,203	37,229	28,196
Provision Expense	29,640	5,807	25,412	28,828	30,988	25,431	18,285	19,539	22,424
FTE Adjustment	329	500	1,667	2,007	3,799	3,549	3,292	3,432	3,785
Securities Loss (Gain)	812	(57)	(4,213)	6,341	(1,867)	644	(3,087)	(92)	(1,426)
Unfunded Loan Commitments Reserve from CECL Adoption	2,000	-	-	-	-	-	-	-	-
Nonrecurring Expense (Revenue)[1]	-	-	3,800	-	(818)	(1,300)	(400)	(1,195)	13,121
FTE Pre-Provision Net Revenue ("PPNR")[2]	$ 44,864	$ 43,495	$ 182,098	$ 174,178	$ 160,263	$ 147,125	$ 134,718	$ 133,987	$ 127,847
Average Assets	$ 9,748,088	$ 9,507,748	$ 9,571,212	$ 9,359,139	$ 9,026,592	$ 8,556,954	$ 7,997,517	$ 7,756,047	$ 7,266,639
Average Stockholder's Equity	$ 1,129,595	$ 1,025,753	$ 1,068,948	$ 980,005	$ 943,676	$ 897,230	$ 878,110	$ 849,465	$ 763,026
Average Tangible Equity[3]	$ 843,223	$ 735,869	$ 780,418	$ 692,453	$ 661,039	$ 615,693	$ 596,250	$ 564,402	$ 487,620
Return on Average Assets[4]	**0.43%**	**1.23%**	**1.26%**	**1.20%**	**0.91%**	**0.92%**	**0.96%**	**0.97%**	**0.85%**
PPNR Return on Average	**1.84%**	**1.83%**	**1.90%**	**1.86%**	**1.78%**	**1.72%**	**1.68%**	**1.73%**	**1.76%**
Return on Average Equity[4]	**3.67%**	**11.36%**	**11.32%**	**11.49%**	**8.71%**	**8.74%**	**8.70%**	**8.84%**	**8.09%**
PPNR Return on Average Equity	**21.28%**	**23.64%**	**23.33%**	**25.15%**	**24.24%**	**23.90%**	**22.59%**	**23.74%**	**26.22%**

Source: Company documents
(1) Items per S&P Global Market Intelligence
(2) Net interest income, on a fully tax-equivalent basis if available, fees and other noninterest income, net of non-credit-related expenses. Represents earnings capacity that can be applied to capital or loan losses per S&P Global Market Intelligence calculation
(3) Balance per S&P Global Market Intelligence
(4) Calculation per S&P Global Market Intelligence

Reconciliation of Non-GAAP Measures

(Dollars in Thousands) As Reported	1Q2020	1Q2019	2019	2018	2017	2016	2015	2014	2013
Net Interest Income	$ 77,181	$ 77,691	$ 311,555	$ 305,629	$ 283,493	$ 264,441	$ 252,608	$ 251,878	$ 238,079
Tax-equivalent Adjustment	329	500	1,667	2,007	3,799	3,549	3,292	3,432	3,785
Net Interest Income Tax Equivalent	$ 77,510	$ 78,191	$ 313,222	$ 307,636	$ 287,292	$ 267,990	$ 255,900	$ 255,310	$ 241,864
Average Total Interest Earning Assets	$ 8,862,518	$ 8,712,163	$ 8,739,258	$ 8,594,469	$ 8,274,334	$ 7,816,448	$ 7,305,934	$ 7,064,113	$ 6,613,207
Net Interest Margin, Tax Equivalent	**3.52%**	**3.64%**	**3.58%**	**3.58%**	**3.47%**	**3.43%**	**3.50%**	**3.61%**	**3.66%**

(Dollars in Thousands)	1Q2020
Net Income	$ 10,368
Securities Loss (Gain) (Net of Tax)(1)	641
Amortization of Intangibles (Net of Tax)(1)	659
Core Net Income(2)	$ 11,668
Average Stockholder's Equity	$ 1,129,595
Average Tangible Equity(3)	$ 843,223
Core Return on Average Equity(2)	**4.13%**
Core Return on Average Tangible Common Equity(2)	**5.53%**

Source: Company documents
(1) Balance per S&P Global Market Intelligence utilizes a 21% statutory tax rate
(2) Calculation per S&P Global Market Intelligence
(3) Balance per S&P Global Market Intelligence

Reconciliation of Non-GAAP Measures

(Dollars in Thousands)	1Q2020	1Q2019	2019	2018	2017	2016	2015	2014	2013
Noninterest Expense	$ 70,881	$ 68,460	$ 274,734	$ 264,561	$ 245,648	$ 235,922	$ 236,176	$ 246,063	$ 228,927
Unfunded Loan Commitments Reserve from CECL adoption	(2,000)	-	-	-	-	-	-	-	-
Foreclosure & Repo	(11)	157	(227)	230	221	687	1,337	459	1,106
Amortization of Intangibles and Goodwill Impairment	(834)	(968)	(3,579)	(4,042)	(3,960)	(3,928)	(4,864)	(5,047)	(4,872)
Nonrecurring Expense(1)	-	-	(3,800)	-	-	(2,565)	(3,779)	(18,206)	(13,121)
Operating Expense	$ 68,036	$ 67,649	$ 267,128	$ 260,749	$ 241,909	$ 230,116	$ 228,870	$ 223,269	$ 212,040
Net Interest Income	$ 77,181	$ 77,691	$ 311,555	$ 305,629	$ 283,493	$ 264,441	$ 252,608	$ 251,878	$ 238,079
FTE Adjustment	329	500	1,667	2,007	3,799	3,549	3,292	3,432	3,785
Noninterest Income	35,423	33,821	144,023	124,762	121,304	115,713	118,481	126,027	103,215
Securities Loss (Gain)	812	(57)	(4,213)	6,341	(1,867)	644	(3,087)	(92)	(1,426)
Nonrecurring Income(1)	-	-	-	-	(818)	(1,300)	(4,179)	(19,401)	-
Operating Revenue	$ 113,745	$ 111,955	$ 453,032	$ 438,739	$ 405,911	$ 383,047	$ 367,115	$ 361,844	$ 343,653
Efficiency Ratio(2)	**59.81%**	**60.43%**	**58.96%**	**59.43%**	**59.60%**	**60.08%**	**62.34%**	**61.70%**	**61.70%**

Source: Company documents
(1) Items per S&P Global Market Intelligence
(2) Noninterest expense before foreclosed property expense, amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if available) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items per S&P Global Market Intelligence calculation

Reconciliation of Non-GAAP Measures

(Dollars in thousands, except per share data)	1Q2020	1Q2019	2019	2018	2017	2016
Net Income	$ 10,368	$ 29,127	$ 121,021	$ 112,566		
Amortization of Intangible Assets (Net of Tax)[1]	659	765	2,827	3,193		
Net Income, Excluding Intangibles Amortization[2]	$ 11,027	$ 29,892	$ 123,848	$ 115,759		
Average Tangible Equity[3]	$ 843,223	$ 735,869	$ 780,418	$ 692,453		
Return on Average Tangible Common Equity[2]	**5.23%**	**16.25%**	**15.87%**	**16.72%**		
Total Stockholder's Equity	$ 1,112,179	$ 1,034,055	$ 1,120,397	$ 1,017,909	$ 958,177	$ 913,316
Goodwill and Other Intangibles	(285,955)	(289,400)	(286,789)	(290,368)	(281,463)	(281,254)
Tangible Common Equity	$ 826,224	$ 744,655	$ 833,608	$ 727,541	$ 676,714	$ 632,062
Total Assets	$ 9,953,543	$ 9,533,510	$ 9,715,925	$9,556,363	$ 9,136,812	$ 8,867,268
Goodwill and Other Intangibles	(285,955)	(289,400)	(286,789)	(290,368)	(281,463)	(281,254)
Tangible Assets	$ 9,667,588	$ 9,244,110	$ 9,429,136	$ 9,265,995	$ 8,855,349	$ 8,586,014
Tangible Common Equity to Tangible Assets	**8.55%**	**8.06%**	**8.84%**	**7.85%**	**7.64%**	**7.36%**
Common Shares Outstanding	43,587,445	43,739,886	43,796,611	73,672,966		
Book Value Per Share	**$ 25.52**	**$ 23.64**	**$ 25.58**	**$ 23.31**		
Tangible Book Value Per Share	**$ 18.96**	**$ 17.02**	**$ 19.03**	**$ 16.66**		

Source: Company documents
(1) Balance per S&P Global Market Intelligence, utilizes a 21% statutory tax rate
(2) Calculation per S&P Global Market Intelligence
(3) Balance per S&P Global Market Intelligence

Forward-Looking Statements

This presentation contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of phrases such as "anticipate," "believe," "expect," "forecasts,""projects,""will,""can," "would," "should," "could," "may," or other similar terms. There are a number of factors, many of which are beyond the Company's control that could cause actual results to differ materially from those contemplated by the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) local, regional, national and international economic conditions and the impact they may have on the Company and its customers and the Company's assessment of that impact; (2) changes in the level of nonperforming assets and charge-offs; (3) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (4) the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board ("FRB"); (5) inflation, interest rate, securities market and monetary fluctuations; (6) political instability; (7) acts of war or terrorism; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by users; (9) changes in consumer spending, borrowings and savings habits; (10) changes in the financial performance and/or condition of the Company's borrowers; (11) technological changes; (12) acquisitions and integration of acquired businesses; (13) the ability to increase market share and control expenses; (14) changes in the competitive environment among financial holding companies; (15) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which the Company and its subsidiaries must comply, including those under the Dodd-Frank Act, Economic Growth, Regulatory Relief, Consumer Protection Act of 2018, Coronavirus Aid, Relief and Economic Security Act ("CARES Act"), and regulatory pronouncements around CARES Act; (16) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board ("FASB") and other accounting standard setters; (17) changes in the Company's organization, compensation and benefit plans; (18) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (19) greater than expected costs or difficulties related to the integration of new products and lines of business; (20) the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 ("COVID-19"), global pandemic; (21) the impact of a slowing U.S. economy and increased unemployment on the performance of our loan portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; and (22) the Company's success at managing the risks involved in the foregoing items.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company's forward-looking statements is the potential adverse effect of the current COVID-19 pandemic on the financial condition, results of operations, cash flows and performance of the Company, its customers and the global economy and financial markets. The extent to which the COVID-19 pandemic impacts the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic and its impact on the Company's customers and demand for financial services, the actions governments, businesses and individuals take in response to the pandemic, the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies, national and local economic activity, and the pace of recovery when the COVID-19 pandemic subsides, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section entitled "Risk Factors" in our Form 10-K for the year ended December 31, 2019 and in our Form 10-Q for the quarter ended March 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

You should not place undue reliance on any forward-looking statements, which speak only as of the date made, and you are advised that various factors including, but not limited to, those described above and other factors discussed in the Company's annual and quarterly reports previously filed with the SEC, could affect the Company's financial performance and could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected. Unless required by law, the Company does not undertake, and specifically disclaims any obligations to, publicly release any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.